Exhibit 99.1

Byrna Appoints Matt McBrady to Board of Directors

ANDOVER, Mass., Sep. 2, 2026 (GLOBE NEWSWIRE) -- Byrna Technologies Inc. (“Byrna” or the “Company”) (Nasdaq: BYRN), a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions, today announced that Matthew McBrady, Ph.D. has been appointed to the Company’s Board of Directors (the “Board”).

Dr. McBrady was a long-time board member and advisor at Axon Enterprise (“Axon”), where he helped guide the company from its early days to its current position as the largest personal defense product company in the world with a market capitalization exceeding $50 billion.

“We are pleased to welcome Matt to the Board,” said TJ Kennedy, Chairman of the Board. “His experience serving on the board of Axon, together with his combination of operational, financial, investment, and brand-building expertise, will enable him to provide valuable insights as we continue to reposition Byrna for its next phase of growth. Equally important, as a former professional investor, Matt has a sophisticated understanding of the capital markets and the perspectives of institutional shareholders. We look forward to working with him and benefiting from his experience and insights.”

In addition to his experience in helping to establish and grow Axon, Dr. McBrady is an accomplished executive, investor, and advisor with experience spanning finance, technology, consumer brands, and capital markets. He currently serves as Chief Financial Officer of GoBrands, Inc., the parent company of GoPuff, a leading global quick commerce company, and previously spent nearly 15 years as a hedge fund and private equity investor.

“I have followed Byrna closely for many years and have long admired its mission, its products, and its commitment to innovation,” said Dr. McBrady. “Byrna’s adoption by consumers seeking key safety solutions has impressed me, and I believe Byrna has a significant opportunity to expand its market, reach new customers, and build upon the strong foundation it has established. I look forward to working with the Board and management team and applying the lessons from my experience at Axon and my perspectives as an executive, director, and investor to the Company’s many opportunities as we work to deliver long-term value for all shareholders.”

The appointment of Dr. McBrady increases the size of the Board from seven to eight directors and is part of a planned board refreshment strategy that began more than a year ago.

About Matthew McBrady, Ph.D.

Matthew McBrady, Ph.D., 55, currently serves as Chief Financial Officer of GoBrands, Inc., the parent company of GoPuff, a leading global quick commerce company, since 2025. Prior to joining GoBrands in 2025, he spent five years as Professor of Practice in Finance at the Darden Graduate School of Business Administration at the University of Virginia (the “Darden School”).

Prior to his most recent tenure at the Darden School, Dr. McBrady spent more than a decade as a private equity and hedge fund investor, including serving as Managing Director and Chief Investment Officer of the Multi-Strategy Hedge Funds at BlackRock, Inc. (NYSE: BLK); Managing Director and Head of Investment Strategy and Risk Management at Silver Creek Capital Management; and Senior Associate and Vice President in the North American Private Equity group at Bain Capital.

Earlier in his career, Dr. McBrady held roles in academia and as a senior economics policy advisor. He served as a Professor of Finance at the Darden School from 2003 to 2006 and the Wharton School of the University of Pennsylvania from 2002 to 2003. From 1998 to 2000, he served as an international economist for President Clinton’s Council of Economic Advisers and the U.S. Department of the Treasury, where he was involved in shaping the administration’s response to the Asian financial crisis.

Dr. McBrady currently serves as an advisor to several impact investing funds and as a Director and longstanding Investment Committee Member and Chair of Global Partnerships, a non-profit impact investor and pioneer in the impact-first debt markets in Latin America and Africa. He previously served on the board of Axon Enterprise (Nasdaq: AXON) from 2001 to 2014 and again from 2016 to 2026. During his tenure, he Chaired the Audit Committee, Compensation Committee, and the M&A and Capital Structure Committee, and served as a member of the Enterprise Risk and Compliance Committee.

Dr. McBrady holds a B.A. in Economics from Harvard University, an M.Sc. in International Economics from Oxford University, where he was a Marshall Scholar, and a Ph.D. in Business Economics from Harvard University.

About Byrna Technologies Inc.

Byrna is a personal defense technology company specializing in the development, manufacture, and sale of innovative less-lethal personal security solutions. For more information on the Company, please visit the corporate website here or the Company’s investor relations site here. The Company is the manufacturer of the Byrna® CL, Byrna® LE and Byrna® SD personal security devices, state-of-the-art handheld CO2 powered launchers designed to provide a less-lethal alternative to a firearm for the consumer, private security, and law enforcement markets. To purchase Byrna products, visit the Company’s e-commerce store.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements contained in this press release, other than statements of current and historical fact, are forward-looking. Often, but not always, forward-looking statements can be identified by the use of words such as “plans,” “expects,” “intends,” “anticipates,” and “believes” and statements that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “occur,” or “be achieved,” or “will be taken.” Forward-looking statements in this press release include, but are not limited to, statements regarding the anticipated contributions of Dr. McBrady to the Board; the expected value of Dr. McBrady’s experience in supporting future growth opportunities; the existence and nature of future opportunities available to the Company, future efforts to expand its market and reach, and the Company’s delivery of long-term value to its shareholders. Forward-looking statements are not, and cannot be, a guarantee of future results or events. Forward-looking statements are based on, among other things, opinions, assumptions, estimates, and analyses that, while considered reasonable by the Company at the date the forward-looking information is provided, inherently are subject to significant risks, uncertainties, contingencies, and other factors that may cause actual results and events to be materially different from those expressed or implied, including, but not limited to: the risk that Dr. McBrady’s experience does not yield the anticipated benefits of the appointment, financial, economic and other factors that negatively impact future opportunities or long-term shareholder value; disappointing market responses to new strategies or current or future products or services; disruption of the Company’s supply chain; competitive factors; the loss of marketing partners or restrictions on the marketing of the Company’s products; product design or manufacturing defects or recalls; litigation, enforcement proceedings, or other regulatory or legal developments; changes in consumer or political sentiment affecting product demand; and regulatory factors, including the impact of commerce and trade laws and regulations and the implementation of or changes in tariffs. We caution that these factors may not be exhaustive, and any forward-looking statements contained herein should not be relied upon as a prediction of actual results. Investors should carefully consider these and other relevant factors, including the risk factors in Part I, Item 1A (“Risk Factors”) of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A (“Risk Factors”) of the Company’s most recent Quarterly Report on Form 10-Q, should understand that it is impossible to predict or identify all such factors or risks, and should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Contact:

Tom Colton and Greg Bradbury

Gateway Group, Inc.

949-574-3860

BYRN@gateway-grp.com